UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Sajan, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Sajan, Inc.

625 Whitetail Boulevard
River Falls, WI 54022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 9, 2016

TO THE STOCKHOLDERS OF SAJAN, INC.:

Please Take Notice that Sajan, Inc. will hold its Annual Meeting of Stockholders at the offices of Sajan, Inc., 625 Whitetail Boulevard, River Falls, Wisconsin 54022 (at the intersection of South U.S. 35 and Whitetail Boulevard), on June 9, 2016 at 1:00 p.m. local time, or at any adjournment or adjournments thereof. We are holding the meeting for the purpose of considering and taking appropriate action with respect to the following:

1.	To elect the six director nominees named in this Proxy Statement to the Sajan Board of Directors, to serve until the earlier of the next annual meeting of stockholders, such director’s successor has been duly elected, or such director’s death, resignation or removal;

2.	To ratify the appointment by the Audit Committee of Sajan’s Board of Directors of Grant Thornton LLP as Sajan’s independent registered public accounting firm for the year ending December 31, 2016;

3.	To consider and vote upon, on a non-binding and advisory basis, named executive officer compensation; and

4.	To transact any other business as may properly come before the meeting or any adjournments thereof, including matters incident to the conduct of the meeting.

Holders of record of our common stock at the close of business on April 11, 2016 will be entitled to vote at the meeting or any adjournments thereof. Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of the matters to be considered at the meeting. A copy of the Annual Report on Form 10-K for the year ended December 31, 2015 also accompanies this Notice.

You can vote your shares by completing and returning the enclosed proxy card.

By Order of the Board of Directors,

/s/ Shannon Zimmerman

Chairman of the Board of Directors, Chief Executive Officer and President

April 27, 2016

Your vote is important. To vote your shares, please complete, sign, date and mail the enclosed proxy card promptly in the enclosed return envelope. The prompt return of proxies will save us the expense of further requests for proxies.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on June 9, 2016:

The notice, proxy statement, form of proxy, and Annual Report on Form 10-K are available on the Investor Relations section of the Sajan, Inc. website at http://www.sajan.com/company/investor-relations/.

SAJAN, INC.

625 Whitetail Boulevard
River Falls, WI 54022

PROXY STATEMENT

2016 ANNUAL MEETING OF STOCKHOLDERS
to be held on June 9, 2016

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sajan, Inc., a Delaware corporation, (“Sajan,” the “Company,” “we,” “our” or “us”) for use at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Sajan corporate offices, 625 Whitetail Boulevard, River Falls, Wisconsin 54022 (at the intersection of South U.S. 35 and Whitetail Boulevard), at 1:00 p.m. local time on June 9, 2016.

Purposes of the Annual Meeting

The purposes of the Annual Meeting are:

1.	To elect the six director nominees named in this Proxy Statement to the Sajan Board of Directors, to serve until the earlier of the next annual meeting of stockholders, such director’s successor has been duly elected, or such director’s death, resignation or removal;

2.	To ratify the appointment by the Audit Committee of Sajan’s Board of Directors of Grant Thornton LLP as Sajan’s independent registered public accounting firm for the year ending December 31, 2016;

3.	To consider and vote upon, on a non-binding and advisory basis, named executive officer compensation; and

4.	To transact any other business as may properly come before the meeting or any adjournments thereof, including matters incident to the conduct of the meeting.

Any action may be taken on any one of the foregoing proposals on the date specified above for the Annual Meeting, or on any date or dates to which the Annual Meeting may be adjourned.

This Proxy Statement and the enclosed proxy card are first being mailed or given to stockholders on or about April 27, 2016.

Solicitation

This solicitation is made by Sajan. Sajan will pay the cost of soliciting proxies for the Annual Meeting. In addition to soliciting proxies by mail, we may solicit proxies personally or by telephone, facsimile or other means of communication by our directors, officers and employees. These persons will not specifically be compensated for these activities, but they may be reimbursed for reasonable out-of-pocket expenses in connection with this solicitation. We will not specifically engage any employees or paid solicitors for the purpose of soliciting proxies for the Annual Meeting. We will arrange with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by these persons. We will reimburse these brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with this solicitation.

Record Date and Shares Outstanding

Only holders of record of our common stock at the close of business on April 11, 2016 will be entitled to vote at the Annual Meeting or any adjournments thereof. There were 4,782,743 shares of our common stock and no shares of our preferred stock outstanding on the record date. Each share of common stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting. Ballots will be passed out during the Annual Meeting to all holders of record who wish to vote in person at the Annual Meeting.

If you hold your shares in street name, meaning that your shares are held in the name of a broker, bank, trust or other nominee as custodian, you may vote by completing the voting instruction form provided to you by your broker or nominee. You may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker or nominee.

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Quorum

A quorum, consisting of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting, must be present in person or by proxy before any action can be taken by the stockholders at the Annual Meeting. The ratification of the appointment of our independent registered public accounting firm is considered a “routine” matter under New York Stock Exchange rules that apply to all brokers. These rules allow brokerage firms to vote their clients’ shares held in street name on routine matters if the clients do not provide voting instructions. If you hold your shares in street name and your brokerage firm votes your shares on a routine matter because you do not provide voting instructions, your shares will be counted for purposes of establishing a quorum to conduct business at the Annual Meeting. Abstentions and withheld votes are counted as present and entitled to vote for purposes of determining a quorum.

So long as a quorum is present at the beginning of the Annual Meeting, the stockholders present may continue to transact business until adjournment, even if enough stockholders have left the meeting to leave less than a quorum, and even if any stockholder present in person or by proxy refuses to vote or participate in the Annual Meeting. If the Annual Meeting is adjourned for any reason, the approval of the proposals may be considered and voted upon by stockholders at the subsequent reconvened meeting. All proxies will be voted in the same manner as they would have been voted at the original Annual Meeting except for any proxies that have been properly withdrawn or revoked.

Board Recommendation and Voting of Proxies

The Board recommends a vote:

•	FOR the election of each of the nominated directors (Proposal 1).

•	FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the current fiscal year (Proposal 2).

•	FOR the approval, by a non-binding and advisory vote, of named executive officer compensation (Proposal 3).

With respect to any other matter that properly comes before the Annual Meeting, Shannon Zimmerman and Michael Rogers (the “Proxy Agents”) will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

Each proxy returned to us by a record holder will be voted according to the instructions on the proxy. If no instructions are indicated, the Proxy Agents will vote in accordance with the recommendations of the Board. Although the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment or postponement of the Annual Meeting, all proxies returned to Sajan will be voted on any such matter according to the judgment of the Proxy Agents. If you hold your shares in street name and do not provide instructions to your brokerage firm, your broker will have discretionary voting power only on the proposal to ratify the independent registered public accounting firm. Your shares will be voted in accordance with the recommendation of the Board for that proposal and will not be cast for the other proposals raised at the Annual Meeting.

Vote Required

Assuming a quorum is present, a plurality of the votes cast is required for the election of directors. This means that the six director nominees with the most votes will be elected. If you withhold authority to vote on any or all nominees, your vote will have no effect on the outcome of the election. If you hold your shares in street name and do not provide instructions to your brokerage firm, your broker will not have discretionary voting power with respect to the proposal to elect directors and will therefore provide a “broker non-vote.” Since broker non-votes are not deemed votes cast, they will have no effect on the outcome of the election.

Assuming a quorum is present, the affirmative vote of a majority of the shares of common stock of Sajan represented at the Annual Meeting, either in person or by proxy, and entitled to vote is required to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm. If you mark “Abstain” on your proxy card with respect to this proposal, your shares will be counted as present and entitled to vote and your vote will have the same effect as a vote against the proposal. If you hold your shares in street name and do not provide instructions to your brokerage firm, your broker will have discretionary authority with respect to the proposal to ratify the selection of our independent registered public accounting firm, and will vote your shares in accordance with the recommendation of the Board.

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Assuming a quorum is present, the affirmative vote of a majority of the shares of common stock of Sajan represented at the Annual Meeting, either in person or by proxy, and entitled to vote is required to approve the compensation of our named executive officers. If you mark “Abstain” on your proxy card with respect to this proposal, your shares will be counted as present and entitled to vote and your vote will have the same effect as a vote against the proposal. If you hold your shares in street name and do not provide instructions to your brokerage firm, your broker will not have discretionary voting power with respect to the proposal to approve named executive officer compensation and will therefore provide a “broker non-vote.” Since broker non-votes are not deemed entitled to vote, they will have no effect on the outcome of the election. However, this is an advisory vote, which means that the result of the vote is not binding on the Company, our Board of Directors or the Compensation Committee. To the extent there is any significant vote against our named executive officer compensation as disclosed in this proxy statement, the Board of Directors and the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

Revocability of Proxies

Any person giving a proxy for the Annual Meeting has the power to revoke it at any time before it is voted by:

•	sending a written notice of revocation dated after the date of the proxy to our Corporate Secretary, Thomas P. Skiba, Sajan, Inc., 625 Whitetail Boulevard, River Falls, Wisconsin 54022;

•	submitting a properly signed proxy with a later date to our Corporate Secretary; or

•	attending the Annual Meeting and voting in person.

If a broker, bank or other nominee holds your shares, you must contact it in order to find out how to revoke your proxy. Attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a proxy in this situation.

Other Business

Although the notice of Annual Meeting provides for the transaction of such other business as may properly come before the Annual Meeting, our Board of Directors currently has no knowledge of any matters to be presented at the Annual Meeting other than those referred to in this proxy statement and on the enclosed form of proxy. The enclosed form of proxy gives discretionary authority to the Proxy Agents to vote in accordance with the recommendation of management if any other matters are presented.

FINANCIAL INFORMATION

Our 2015 Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) including, but not limited to, the balance sheets and the related statements of operations, stockholders’ equity and cash flows for Sajan for the years ended December 31, 2015 and 2014 accompanies these materials. A copy of the 2015 Annual Report on Form 10-K may be obtained without charge upon request to our Corporate Secretary. Requests should be directed to Thomas P. Skiba, Sajan, Inc., 625 Whitetail Boulevard, River Falls, Wisconsin 54022. Our 2015 Annual Report on Form 10-K is also available on our website at http://www.sajan.com/company/investor-relations/corporate-governance/.

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PROPOSAL NO. 1
ELECTION OF DIRECTORS

Sajan’s business and affairs are managed under the direction of its Board of Directors (the “Board”). While our Board currently has five members, the Board has expanded the size of the Board to add a sixth member as of the Annual Meeting. All of our directors are elected at each Annual Meeting to serve until their successors are duly elected or until their earlier death, resignation or removal. If any of the nominees for director at the Annual Meeting becomes unavailable for election for any reason (none being presently known), the Proxy Agents named in the proxy will have discretionary authority to vote, pursuant to the proxy, for a suitable substitute or substitutes selected in accordance with the best judgment of the Proxy Agents.

The Board, upon the recommendation of the Governance and Nominating Committee, has nominated the six persons named in the table below for election as directors at the Annual Meeting:

Name	Age	Positions	Director Since
Shannon Zimmerman	44	Chairman of the Board, President and Chief Executive Officer	February 2010

Angela (Angel) Zimmerman	43	Director	February 2010

Benjamin F. Allen	51	Director, Chairman of the Compensation Committee; member of the Audit and Governance and Nominating Committees	April 2011

Michael W. Rogers	60	Lead Independent Director, Chairman of the Governance and Nominating Committee; member of the Audit and Compensation Committees	February 2010

Benno G. Sand	61	Director, Chairman of the Audit Committee, member of the Compensation and Governance and Nominating Committees	August 2001

Thomas Magne	63	Director Nominee	Nominated April 2016

Other than Thomas Magne, each of these nominees is presently serving on our Board of Directors and has served continuously as a member of our Board since the month and year indicated. The Board of Directors has determined that each of Benjamin Allen, Michael Rogers, and Benno Sand qualifies as an independent director under the NASDAQ Stock Market (“NASDAQ”) Rules and that Thomas Magne will qualify as an independent director if elected. Accordingly, the Board is and will be composed of a majority of independent directors.

Biographical information about our Board members and nominees follows:

Shannon Zimmerman. Mr. Zimmerman became the Company’s President, Chief Executive Officer and Chairman on February 23, 2010, and continues to hold these positions. Mr. Zimmerman served from August 2012 until August 2013 as our Chief Financial Officer. He co-founded Sajan’s predecessor in 1998 along with Angela Zimmerman, and served as its Chairman and Chief Executive Officer from its inception until February 23, 2010. Mr. Zimmerman is the spouse of Angela Zimmerman. Mr. Zimmerman has served in technology-focused and strategic business leadership roles in the telecommunications, healthcare, manufacturing and service industries.

The Board believes that Mr. Zimmerman’s experience as Chief Executive Officer and co-founder of Sajan’s predecessor, as well as his prior technology-focused and leadership experience in the telecommunication, healthcare, manufacturing and service industries, gives him unique insights into the Company’s challenges, opportunities and operations, which qualifies him to serve as a director of the Company.

Angela (Angel) Zimmerman. Ms. Zimmerman became the Company’s Chief Operating Officer and a director on February 23, 2010. She co-founded Sajan’s predecessor in 1998, and served as its President, Chief Operating Officer, Treasurer and a director from inception until February 23, 2010. While serving in that capacity, Ms. Zimmerman analyzed and developed the Company’s global language business model. She also introduced the ISO quality certification process and oversaw the initial ISO 9000 certification. On June 8, 2015, Ms. Zimmerman retired from her position as Chief Operating Officer. She continued to serve as a full-time employee until July 15, 2015, and then served as a non-employee in a consulting capacity for three months, acting as an advisor to the Chief Executive Officer and new Chief Operating Officer in order to assure an orderly transition of the Chief Operating Officer position. In her position as COO, Ms. Zimmerman was responsible for continual analysis of the global language business model and adapting the model to meet the growing needs and demands of a global economic environment. She also developed strategies related to international and domestic expansion and integrated those new locations into the Company’s global language service model. She was also responsible for establishing quality and customer satisfaction levels and continuously monitoring the Company’s level of service excellence. Additionally, Ms. Zimmerman managed and oversaw the qualifications of over 2,000 independent translators used by Sajan. Ms. Zimmerman is the spouse of Shannon Zimmerman.

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The Board believes Ms. Zimmerman’s experience as the Company’s former Chief Operating Officer and co-founder of Sajan’s predecessor and her expertise in service level quality gives her unique insights into the Company’s challenges, opportunities and operations, which qualifies her to serve as a director of the Company.

Benjamin F. Allen. Mr. Allen has been a director of the Company since April 4, 2011. Mr. Allen is currently president of Marsh & McLennan Agency, LLC, and was formerly president and chief executive officer of Kroll, Inc., an operating unit of Marsh & McLennan Companies, Inc., the global professional services firm, until it was sold by Marsh & McLennan in August 2010.   Mr. Allen was responsible for the strategic direction and day-to-day operations of Kroll’s global business. Prior to his appointment as CEO of Kroll, Inc. in March 2008, Mr. Allen served as chief operating officer of Kroll. From 2002 until being named COO in 2007, he was president of Kroll Ontrack, Kroll’s legal technologies and data recovery subsidiary. Prior to Kroll’s acquisition of Ontrack, Mr. Allen served as president and CEO of Ontrack Data International, Inc.  Preceding his appointment as president and CEO, he served in several other international roles for Ontrack, including chief operating officer and general manager of the U.K. and France offices. Mr. Allen also currently serves as a director of H5, a provider of E-discovery and technology-assisted review, and Toutatis Aztec Solutions, LLC, an IT solutions service provider.

Mr. Allen provides the Board with extensive global operations and expansion expertise, as well as substantial experience with technology oriented sales and marketing operations, capital markets and mergers and acquisitions, which makes him uniquely qualified to serve as a director of the Company.

Michael W. Rogers. Mr. Rogers became a director of the Company on February 23, 2010. He served as a member of the Board of Directors of Sajan’s predecessor from April 2006 until February 23, 2010. He is currently a Senior Management Consultant to entrepreneurs of emerging companies in the computer software industry and has worked in this capacity since 2002. From March 2002 until 2006, he served as a consultant to several early-stage technology companies. In 1985, Mr. Rogers founded Ontrack Data International, Inc., a once publicly-held provider of computer data recovery services and electronic discovery services located in Eden Prairie, Minnesota, which was acquired by Kroll, Inc. in May 2002. He served as Chief Executive Officer of Ontrack Data International, Inc. from 1986 to 2001, and as Chairman from 1989 to 2002. During his tenure with Ontrack Data International, Inc., he identified opportunities for and successfully led the Company’s expansion into England, Japan, Germany, France and elsewhere internationally as well as within the United States. During the same period, Ontrack grew from 6 employees to over 400 employees.

Among other attributes, skills, and qualifications, the Board believes Mr. Rogers is qualified to serve as a director in light of the entrepreneurial experience he brings to the Board in early-stage technology companies and due to his expertise in transitioning companies from single location entities to global enterprises.

Benno G. Sand. Mr. Sand has been a director of the Company since August 2001. Since April 2014, Mr. Sand has been President of Strategic Vision, LLC, a company that provides consulting services to Exosite, LLC, a SaaS-based provider of Internet of Things (“IoT”) solutions to industrial and consumer markets. Mr. Sand was also appointed Secretary of Exosite, LLC in August 2015. Since January 2015, Mr. Sand has served on the Executive Committee of Invenshure LLC, a venture catalyst firm that targets investment toward early-state personalized medicine technologies. Until October 2013, he was Executive Vice President, Business Development, at TEL FSI, Inc., a global supplier of wafer-cleaning equipment and technology. From January 2000 until October 2012, when FSI International, Inc. was acquired by Tokyo Electron Ltd., he was Executive Vice President, Business Development, Investor Relations and Secretary at FSI, a global supplier of wafer-cleaning equipment and technology. During his 31 year tenure at FSI, Mr. Sand served in several executive and financial management roles, including Executive Vice President, Chief Administrative Officer, and Chief Financial Officer. He also served on the boards of several United States, Asian and European based subsidiaries of FSI, Apprecia Technology, Inc., the Company's Japanese distributor, and other privately-held companies. Throughout his career, he has served as a director of various public and private companies and several community organizations.

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Mr. Sand’s extensive knowledge of the capital markets, corporate governance, mergers and acquisitions and accounting issues from his 31 year career at FSI and experience as a board member of other public and private companies qualifies him to be a director of our board and brings to our board the perspective of a leader facing a similar set of current external economic, social and governance issues.

Thomas Magne. Mr. Magne was recommended to our Governance and Nominating Committee for nomination to the Board by our Chief Executive Officer and the non-management directors. Since 2001, Mr. Magne has been a private investor, focusing on small-cap companies. Prior to 2001, Mr. Magne was a senior vice president in Institutional Trading at Dain Rauscher Wessels, a partner at Wessels, Arnold & Henderson, and a vice president and institutional trader at Dain Bosworth. Mr. Magne has also previously served on the board of directors of several non-profits.

Among other attributes, skills, and qualifications, the Board believes Mr. Magne is qualified to serve as a director of the Company in light of his significant experience as an investor focused on small-cap companies and the expertise that he brings regarding the current small-cap market

Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE SLATE OF NOMINEES NAMED ABOVE.

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PROPOSAL NO. 2
RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board and management are committed to the quality, integrity and transparency of our financial reports. Independent auditors play an important part in our system of financial control. Our Board has appointed Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the fiscal year ending December 31, 2015. A representative of Grant Thornton is expected to attend the Annual Meeting and will be available to make statements and respond to questions from stockholders.

If the stockholders do not ratify the appointment of Grant Thornton, the Board may reconsider its selection, but is not required to do so. Notwithstanding the proposed ratification of the appointment of Grant Thornton by the stockholders, the Board, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year without notice to, or the consent of, the stockholders, if the Board determines that such a change would be in the best interests of the Company.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Effective April 10, 2015, the Audit Committee approved the dismissal of Baker Tilly Virchow Krause, LLP (“Baker Tilly Virchow Krause”) as the Company’s independent registered public accounting firm, and engaged Grant Thornton as its independent registered public accounting firm effective the same date.

Baker Tilly Virchow Krause’s audit reports on the consolidated financial statements of the Company and subsidiaries as of December 31, 2014 and 2013 and for each of the years in the two year period ended December 31, 2014 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2013 and 2014 and the subsequent interim period through April 10, 2015, there were no disagreements with Baker Tilly Virchow Krause on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Baker Tilly Virchow Krause, would have caused Baker Tilly Virchow Krause make reference to the subject matter of the disagreement(s) in connection with its reports. Also, during the same period there were no “reportable events” as defined in Regulation S-K, Item 304(a)(1)(v).

Baker Tilly was provided a copy of the above disclosures and has furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with these statements. A copy of the letter from Baker Tilly, dated April 14, 2015, was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on April 14, 2015.

During the fiscal years ended December 31, 2013 and December 31, 2014 and the subsequent interim period through April 10, 2015, the Company did not consult with Grant Thornton regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement or a reportable event as those terms are defined in Item 304 of Regulation S-K and the related instructions.

Audit and Non-Audit Services and Fees Billed to Company by Independent Registered Public Accounting Firm

The following table summarizes the fees we were billed for audit and non-audit services rendered for fiscal years 2015 and 2014. Grant Thornton audited the Company’s consolidated financial statements for fiscal year 2015 and Baker Tilly Virchow Krause audited the Company’s consolidated financial statements for fiscal year 2014.

	2015	2014
Audit Fees	$96,092	$76,559
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	41,825
Total	$96,092	$118,384

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 Audit Fees.  The fees identified under this caption were for professional services rendered for years ended 2015 and 2014 in connection with the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q.  The amounts also include fees for services that are normally provided by the independent public registered accounting firm in connection with statutory and regulatory filings and engagements for the years identified.

Audit-Related Fees.  The fees identified under this caption were for assurance and related services that were related to the performance of the audit or review of our financial statements and were not reported under the caption “Audit Fees.”  This category may include fees related to the performance of audits and attestation services not required by statute or regulations, and accounting consultations about the application of generally accepted accounting principles to proposed transactions.

Tax Fees.  The fees identified under this caption were for tax compliance, tax planning, tax advice and corporate tax services.  Corporate tax services encompass a variety of permissible services, including technical tax advice related to tax matters; assistance with withholding-tax matters; assistance with state and local taxes; preparation of reports to comply with local tax authority transfer pricing documentation requirements; and assistance with tax audits.

All Other Fees.  The fees identified under this caption were for services related to the Company’s Registration Statement on Form S-1 in 2014.

Approval Policy.  Our Audit Committee approves in advance all services provided by our independent registered public accounting firm.  All engagements of our independent registered public accounting firm in years ended 2015 and 2014 were pre-approved by the Audit Committee.

Assuming a quorum is present, the affirmative vote of a majority of the shares of common stock of Sajan represented at the Annual Meeting, either in person or by proxy, and entitled to vote is required to ratify the appointment of Grant Thornton as our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL NO. 3
APPROVAL, ON AN ADVISORY BASIS , OF NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act require that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. In accordance with the preference of our stockholders, as expressed in a non-binding advisory vote on the frequency of advisory votes on executive compensation at the 2013 annual stockholder meeting, the Company has determined to hold annual advisory votes on the compensation of the named executive officers.

We seek to closely align the interests of our named executive officers with the interests of our stockholders. We designed our compensation program to reward our named executive officers for their individual performance and contributions to our overall business objectives, and for achieving and surpassing the financial goals set by our Compensation Committee and our Board.

The vote on this resolution is not intended to address any specific element of compensation. Instead, the vote relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2016 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the summary compensation table and the other related tables and disclosure.”

While the Board and especially the Compensation Committee intend to carefully consider the results of the voting on this proposal when making future decisions regarding executive compensation, the vote is not binding on the Company or the Board and is advisory in nature. To the extent there is any significant vote against the compensation of our named executive officers in this Proposal, the Board and the Compensation Committee will evaluate what actions may be necessary to address our stockholders’ concerns.

Assuming a quorum is present, the affirmative vote of a majority of the shares of common stock of Sajan represented at the Annual Meeting, either in person or by proxy, and entitled to vote is required to approve the compensation of our named executive officers. This vote is advisory and is not binding on the Company, the Board or the Compensation Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

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CORPORATE GOVERNANCE

Board of Directors

While our Board currently has five members, the Board has expanded the size of the Board to add a sixth member as of the Annual Meeting. The Board has determined that Benjamin F. Allen, Michael W. Rogers and Benno G. Sand are independent directors under the NASDAQ Rules and that Thomas Magne will be an independent director if elected. Under our corporate bylaws, a director elected for an indefinite term serves until the next regular meeting of the stockholders and until the director’s successor is elected, or until the earlier death, resignation or removal of the director.

Board Leadership Structure

Mr. Zimmerman serves as the Chairman of the Board. Mr. Zimmerman is also the Company’s President and Chief Executive Officer. The Board believes this leadership structure is appropriate given Mr. Zimmerman’s extensive knowledge of Sajan and the language translation industry, and because this combination has served, and is serving, Sajan well by providing unified leadership and direction. In order to ensure independent oversight and a strong corporate governance structure, the Board has also appointed Michael Rogers as Lead Independent Director. The responsibilities of the Lead Independent Director include presiding at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors, and serving as principal liaison of Board-wide issues between the independent directors and the Company’s management, including the Chairman. The Board periodically reviews its leadership structure in order to ensure the most appropriate governance in light of the Company’s then-current circumstances.

Family Relationships

Shannon Zimmerman, the Company’s Chief Executive Officer, and Angela Zimmerman, a Company director and the Company’s former Chief Operating Officer, are spouses. Mr. Zimmerman’s sister-in-law, who is also Ms. Zimmerman’s sister, is the Company’s Vice President, Corporate Controller. The Vice President, Corporate Controller’s husband is the Company’s Vice President of Global Operations.

Involvement in Certain Legal Proceedings

During the past ten years, no officer, director, director nominee, control person or promoter of the Company has been involved in any legal proceedings respecting: (i) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (iv) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated; (v) being subject to any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities laws or regulations, any laws or regulations relating to financial institutions or insurance companies, or any law or regulation relating to fraud in connection with a business entity; or (vi) being subject to any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization or any equivalent organization that has disciplinary authority over its members.

Risk Oversight

The Audit Committee is responsible for overseeing the Company’s risk management structure on behalf of the full Board. The Audit Committee and the full Board assess the primary risks facing the Company, the Company’s risk management strategy and management’s plan for addressing these risks.

In connection with its oversight of compensation-related risks, the Compensation Committee annually evaluates whether Sajan’s compensation policies and practices create risks that are reasonably likely to have a material adverse effect on Sajan. For fiscal 2015, the Compensation Committee evaluated the current risk profile of Sajan’s compensation policies and programs for all of its employees, with particular emphasis on annual and long-term incentive compensation. In its evaluation, the Compensation Committee reviewed the executive compensation structure, identified important business risks that could materially affect Sajan, and assessed how Sajan managed or mitigated these risks in the design of its compensation structure. The Compensation Committee also considered the ability of Sajan’s officers and other employees to affect changes in their incentive compensation that could create risk for Sajan. Based on this evaluation, Sajan determined that its compensation programs do not encourage risk-taking that is reasonably likely to have a material adverse effect on Sajan.

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Code of Ethics

We adopted a Code of Ethics on March 30, 2010, as amended on August 1, 2014, which governs the conduct of our officers, directors and employees in order to promote honesty, integrity, loyalty and the accuracy of our financial statements. You may obtain a copy of the Code of Ethics without charge by writing us and requesting a copy at Sajan, Inc., Attention: Lori Bechtel, 625 Whitetail Drive, River Falls, Wisconsin 54022 or by calling us at (715) 426-9505. Our Code of Ethics is also available on our website at http://www.sajan.com/company/investor-relations/corporate-governance/. Any amendment to, or waiver from, the provisions of the Code of Ethics for the CEO and other executive officers that applies to any of those officers will be posted to the same location on our website.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During 2015, our Board met seven times. During 2015, all directors attended at least 75% of the meetings that occurred during each director’s service on the Board.

The standing committees of our Board are the Audit Committee, the Compensation Committee and the Governance and Nominating Committee. During 2015, the Audit Committee met five times, the Compensation Committee met once and the Governance and Nominating Committee met once, and all directors attended at least 75% of the meetings of each committee on which they served.

Executive Sessions; Attendance at Annual Meeting of Stockholders

The independent members of the Board periodically meet outside the presence of management. The Audit Committee has adopted a policy of meeting in executive session, without management being present, on a regular basis. During 2015, the members of the Audit Committee met in executive session four times.

It is the policy of the Board that each member of the Board should attend Sajan’s annual meeting of stockholders whenever practical and that at least one member of the Board must attend each annual meeting. All five current directors attended the 2015 annual meeting.

Audit Committee

Sajan has a separate standing Audit Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee is responsible, among its other duties and responsibilities, for overseeing our accounting and financial reporting processes, the audits of our consolidated financial statements, the qualifications of our independent registered public accounting firm, and the performance of our internal audit function and independent registered public accounting firm. The Audit Committee reviews and assesses the qualitative aspects of our financial reporting, our processes to manage business and financial risk, and our compliance with significant applicable legal, ethical, and regulatory requirements. The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm. The Audit Committee also oversees our policies regarding related party transactions.

The members of our Audit Committee are Benno Sand, who serves as chair of the committee, Michael Rogers and Benjamin Allen. Our Board has determined that Mr. Sand is an “audit committee financial expert,” as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002. Our Board has determined that each member of our Audit Committee is independent under the NASDAQ Rules and each member of our Audit Committee is independent pursuant to Rule 10A-3 of the Securities and Exchange Act of 1934.

The Board has determined that each of the Audit Committee members is able to read and understand fundamental consolidated financial statements and that at least one member of the Audit Committee has past employment experience in finance or accounting.

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The Board adopted the Audit Committee Charter on March 30, 2010, and most recently amended the Audit Committee Charter on August 1, 2014. A current copy of the Audit Committee Charter is available on our website, free of charge, at http://www.sajan.com/company/investor-relations/corporate-governance/. References to our website are not intended to and do not incorporate information found on the website into this Proxy Statement. You may also obtain a copy of the charter, free of charge, by writing to us at Sajan, Inc., Attention: Lori Bechtel, 625 Whitetail Boulevard, River Falls, Wisconsin 54022.

Compensation Committee

The Compensation Committee is responsible, among its other duties and responsibilities, for establishing the compensation and benefits of our Chief Executive Officer and other executive officers, monitoring compensation arrangements applicable to our Chief Executive Officer and other executive officers in light of their performance, effectiveness, and other relevant considerations, and administering our equity incentive plans. The Chief Executive Officer does not participate in Compensation Committee discussions regarding his own compensation or performance, but may participate in discussions and make recommendations regarding the compensation of other executive officers. The members of our Compensation Committee are Benjamin Allen, who serves as chair of the committee, Michael Rogers and Benno Sand. Our Board has determined that the composition of our Compensation Committee meets the NASDAQ independence requirements for approval of the compensation of our Chief Executive Officer and other executive officers. The Compensation Committee may, in its discretion, delegate some of its duties and responsibilities to a subcommittee, which shall consist of a member or members of the Compensation Committee and shall be delegated by unanimous vote by the members of the Compensation Committee.

The Board adopted the Compensation Committee Charter on March 30, 2010, and most recently amended the Compensation Committee Charter on August 1, 2014. A current copy of the Compensation Committee Charter is available on our website, free of charge, at http://www.sajan.com/company/investor-relations/corporate-governance/. You may also obtain a copy of the charter, free of charge, by writing to us at Sajan, Inc., Attention: Lori Bechtel, 625 Whitetail Boulevard, River Falls, Wisconsin 54022.

Governance and Nominating Committee

The Governance and Nominating Committee is responsible for recommending candidates for election to the Board. The Governance and Nominating Committee is also responsible, among its other duties and responsibilities, for making recommendations to the Board or otherwise acting with respect to corporate governance policies and practices, including board size and membership qualifications, new director orientation, committee structure and membership, succession planning of our Chief Executive Officer and other executive officers, and communications with stockholders. The members of our Governance and Nominating Committee are Michael Rogers, who serves as the chair of the committee, Benno Sand and Benjamin Allen. Our Board has determined that the composition of our Governance and Nominating Committee meets the NASDAQ independence requirements for director nominations.

The Board adopted the Governance and Nominating Committee Charter on March 30, 2010, and most recently amended the Governance and Nominating Committee Charter on August 1, 2014. A current copy of the Governance and Nominating Committee Charter is available on our website, free of charge, at http://www.sajan.com/company/investor-relations/corporate-governance/. You may also obtain a copy of the charter, free of charge, by writing to us at Sajan, Inc., Attention: Lori Bechtel, 625 Whitetail Boulevard, River Falls, Wisconsin 54022.

QUALIFICATIONS OF CANDIDATES FOR ELECTION TO THE BOARD

The Governance and Nominating Committee identifies and recommends candidates it believes are qualified to stand for election as directors of Sajan or to fill any vacancies on the Board. In identifying director candidates, the Governance and Nominating Committee may retain third party search firms.

In order to evaluate and identify director candidates, the Governance and Nominating Committee considers the suitability of each director candidate, including the current members of the Board, in light of the current size, composition and current perceived needs of the Board. The Governance and Nominating Committee seeks highly qualified and experienced director candidates and considers many factors in evaluating such candidates, including issues of character, judgment, independence, background, age, expertise, diversity of experience, length of service and other commitments. Additionally, while the Governance and Nominating Committee does not have a formal policy with respect to diversity, it seeks to have a Board that is diverse in these factors and gives due consideration to contributions to diversity on the Board when evaluating the qualifications of any potential director candidate. The Governance and Nominating Committee does not assign any particular weight or priority to any of these factors. The Governance and Nominating Committee has established the following minimum requirements for director candidates: being able to read and understand fundamental consolidated financial statements; having at least 10 years of relevant business experience; having no identified conflicts of interest as a director of Sajan; having not been convicted in a criminal proceeding other than traffic violations during the ten years before the date of selection; and being willing to comply with the Sajan Code of Ethics. The Governance and Nominating Committee retains the right to modify these minimum qualifications from time to time. Exceptional candidates who do not meet all of these criteria may still be considered.

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The Governance and Nominating Committee may review director candidates by reviewing information provided to it, through discussions with persons familiar with the candidate, or other actions that the Governance and Nominating Committee deems proper. After such review and consideration, the Governance and Nominating Committee designates any candidates who are to be interviewed and by whom they are to be interviewed. After interviews, the Governance and Nominating Committee recommends for Board approval any new directors to be nominated.

STOCKHOLDER RECOMMENDATIONS FOR DIRECTORS

Stockholders who have owned at least 2,500 shares of our common stock for at least a 12-month period may make recommendations to the Governance and Nominating Committee for potential Board members as follows:

•	The recommendation must be made in writing to Sajan, Inc., Attention: Corporate Secretary, 625 Whitetail Boulevard, River Falls, Wisconsin 54022, and it must be received by Sajan at least 120 days before the next annual meeting of stockholders.

•	The recommendation must include the director candidate's name; home and business contact information; detailed biographical data and qualifications (including at least ten years of employment history); whether the candidate can read and understand consolidated financial statements; information regarding any relationships between the candidate and Sajan within the last three years; and evidence of the recommending person's ownership of Sajan common stock.

•	The recommendation must contain a statement from the recommending stockholder in support of the candidate; a list of the candidate's professional references; and a description of the candidate's qualifications, particularly those that pertain to Board membership, including qualifications related to character, judgment, diversity, age, independence, expertise, corporate experience, length of service and other commitments.

•	The recommendation must include other information sufficient to enable the Governance and Nominating Committee to evaluate the minimum qualifications stated above under the section of this Proxy Statement entitled “Qualifications of Candidates for Election to the Board.”

•	The recommendation must also include a statement from the director candidate indicating that he or she consents to serve on the Board and would be considered “independent” under the NASDAQ Rules and the applicable rules and requirements of the SEC in effect at that time.

•	If a director candidate is eligible to serve on the Board of Directors, and if the recommendation is proper, the Governance and Nominating Committee then will deliberate and make its recommendation to the Board regarding the Board candidate.

•	The Governance and Nominating Committee will not change the manner in which it evaluates candidates, including the applicable minimum criteria set forth above, based on whether the candidate was recommended by a stockholder.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Our stockholders may contact our Board, or any Committee of our Board, by regular mail at Sajan, Inc., Attention: Chief Executive Officer, 625 Whitetail Boulevard, River Falls, Wisconsin 54022. All communications will be reviewed by management and then forwarded to the appropriate director or directors or to the full Board, as appropriate.

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DIRECTOR COMPENSATION

During fiscal year 2015, Sajan’s non-employee directors received a cash retainer of $2,500 per quarter. The chairperson of the Audit Committee received an additional $2,500 and each of the chairpersons of the Compensation Committee and Governance and Nominating Committee received an additional $2,000 annually and the Lead Director receives an additional $2,500 annually.

Under the 2014 Equity Incentive Plan (the “2014 Incentive Plan”) non-employee directors automatically receive an option to purchase 3,750 shares of the Company’s common stock when they are initially elected or appointed to our Board of Directors, which vests as to one-third of the shares subject to the option on the first, second and third anniversary dates of the date of grant so long as they are directors of the Company.  Non-employee directors will also automatically receive an option to purchase 2,500 shares at each annual meeting of stockholders which vests as to all of the shares subject to the option ratably over 11 months following the date of grant of the option.  The exercise price of these options is equal to the fair market value of the Company’s common stock on the grant date of the option, and all options expire 10 years after the date of grant. Under the automatic grant provisions of the 2014 Incentive Plan, on June 12, 2015 Mr. Sand, Mr. Rogers and Mr. Allen each received a 10-year option to purchase 2,500 shares at an exercise price of $5.81 per share.

The table below delineates director compensation for the Board of Directors for the year ended December 31, 2015. Compensation received by the Chief Executive Officer, Mr. Zimmerman, and the former Chief Operating Officer, Ms. Zimmerman, is included in the respective executive compensation tables below. Mr. Zimmerman was not compensated for his services as a director and Ms. Zimmerman was only compensated for her services as a director when she was not an employee of the Company.

Name	Fees Earned or Paid in Cash	Option Awards(1)(2)	Total
Benno G. Sand	$12,500	$10,690	$22,690
Michael W. Rogers	$14,500	$10,690	$25,190
Benjamin F. Allen	$12,000	$10,690	$22,190

(1)	The amounts shown for option awards reflect the aggregate full grant date value as determined under ASC Topic 718 – Compensation – Stock Compensation. Refer to “Note 2 – Stock-Based Compensation” in the audited financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2015 for a discussion of the assumptions used in calculating the award amount. On June 12, 2015, all non-employee directors were automatically granted a 10-year option under the 2014 Incentive Plan to purchase 2,500 shares of common stock at an exercise price of $5.81 per share with a grant date fair value of $10,690. These options vest ratably over eleven months, but only if the director is then a director of the Company.

(2)	As of December 31, 2015, Mr. Sand had outstanding options to purchase 11,000 shares, which were vested as to 9,865 shares and not vested as to 1,135 shares; Mr. Rogers had outstanding options to purchase 11,250 shares, which were vested as to 10,115 shares and not vested as to 1,135 shares; and Mr. Allen had outstanding options to purchase 10,000 shares, which were vested as to 8,865 shares and not vested as to 1,135 shares.

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BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table contains information regarding the beneficial ownership of Sajan’s common stock as of April 11, 2016 (except as otherwise indicated) by (i) each person who is known by Sajan to beneficially own more than 5% of the outstanding shares of our common stock; (ii) each director of Sajan; (iii) each director nominee; (iv) each named executive officer of Sajan; and (v) all executive officers and directors as a group.  Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares and the business address of each person is c/o Sajan, 625 Whitetail Blvd., River Falls, Wisconsin 54022.

Name and Address	Common Shares Beneficially Owned (1)		Percentage of Common Shares (1)
Officers and Directors
Shannon Zimmerman	657,734	(2)	13.8%
Paul P. Rome	4,500	(3)
Thomas P. Skiba	36,875	(4)	*
Benjamin F. Allen	26,562	(5)	*
Michael W. Rogers	27,550	(6)	*
Benno G. Sand	11,666	(7)	*
Angela (Angel) Zimmerman	651,484	(8)	13.6%
Thomas Magne	238,200	(9)	4.9%
All directors and executive officers as a group (7 individuals)	1,416,371	(10)	29.2%

* less than 1%

(1)	Based on 4,782,743 shares of common stock outstanding as of April 11, 2016. Shares of Sajan common stock not outstanding but deemed beneficially owned by virtue of a person’s right to acquire them as of April 11, 2016, or within 60 days of such date, pursuant to the exercise of outstanding stock options and warrants, are treated as outstanding only when determining the number and percentage of shares owned by such individual and when determining the number and percentage of shares owned by all directors and executive officers as a group.

(2)	Does not include shares indirectly owned by Mr. Zimmerman through his spouse, Angela Zimmerman, which are reported in her beneficial ownership.

(3)	Includes options to purchase 4,500 shares of common stock that are currently exercisable or will become exercisable within 60 days of April 11, 2016.

(4)	Includes options to purchase 34,375 shares of common stock that are currently exercisable or will become exercisable within 60 days of April 11, 2016.

(5)	Includes options to purchase 10,000 shares of common stock that are currently exercisable or will become exercisable within 60 days of April 11, 2016.

(6)	Includes 1,914 shares held indirectly by Rogers Family Limited Partnership and 1,914 shares held indirectly as co-trustee of the Michael W. Rogers Revocable Trust U/A/D 2/7/2002, and includes options to purchase 11,250 shares of common stock that are currently exercisable or will become exercisable within 60 days of April 11, 2016.

(7)	Includes options to purchase 11,000 shares of common stock that are currently exercisable or will become exercisable within 60 days of April 11, 2016.

(8)	Does not include shares indirectly owned by Ms. Zimmerman through her spouse, Shannon Zimmerman, which are reported in his beneficial ownership.

(9)	Includes 3,500 shares held indirectly by the Eric P. Magne Trust and 6,000 shares held indirectly by the Ann E. Magne Trust.

(10)	Includes options to purchase a total of 71,125 shares of common stock. See Footnotes 3, 4, 5, 6, 7 and 8 above

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers, directors and persons considered to be beneficial owners of more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC and NASDAQ. Officers, directors and greater-than-ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no applicable filings were required, the Company believes that all such filings were filed on a timely basis for the fiscal year 2015.

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EXECUTIVE OFFICERS

The following table identifies our current executive officers (and executive officers who departed such positions during fiscal year 2015), the positions they hold, and their current age. Our executive officers are appointed by our Board of Directors to hold office until their successors are elected or their earlier death, resignation or removal.

Name	Age	Positions
Shannon Zimmerman	44	Chairman of the Board, President and Chief Executive Officer
Thomas P. Skiba	60	Chief Financial Officer
Paul P. Rome	55	Chief Operating Officer
Angela (Angel) Zimmerman(1)	43	Director, Former Chief Operating Officer

(1)	On June 8, 2015, Ms. Zimmerman retired from her position as Chief Operating Officer. She continued to serve as a full-time employee until July 15, 2015, and then served as a non-employee in a consulting capacity for three months, acting as an advisor to the Chief Executive Officer and new Chief Operating Officer in order to assure an orderly transition of the Chief Operating Officer position. She continues to serve on the Company’s Board.

For biographical information about Shannon Zimmerman and Angela Zimmerman, please reference information provided in Proposal 1 entitled “Election of Directors.” Biographical information about Tom Skiba and Paul Rome is as follows:

Thomas P. Skiba. Mr. Skiba became the Company’s Chief Financial Officer on August 29, 2013. From September 2011 through September 2012, Mr. Skiba was a Senior Vice President and the Chief Financial Officer of Regency Beauty Institute, a nationally recognized cosmetology education provider. Mr. Skiba also served as the Chief Financial Officer of Kroll Ontrack, a provider of data recovery, electronic discovery, and computer forensics services and software, from May 1996 through July 2011. Mr. Skiba currently sits on the board of directors of two non-profit organizations, Ave Maria Academy and TLC Options for Women. Mr. Skiba holds a B.S. in Accounting from St. Joseph’s College in Indiana.

Paul P. Rome. Mr. Rome became the Company’s Chief Operating Officer on June 8, 2015. From 2007 to 2015, Mr. Rome held various positions at Merrill Corporation, a global, diversified financial and legal services organization, including most recently the position of Vice President, Technology Delivery, Legal Solutions. Prior to joining Merrill Corporation, Mr. Rome co-founded and served as Chief Operating Officer at Imaging Acceptance Corporation, a technology innovator in enterprise content management services, document conversion and data integration, from 1998 to 2006. Mr. Rome also served in various management positions with Avid Technology, Inc. from 1994 to 1997 and Dynatech Video Group from 1989 to 1994. Mr. Rome did graduate studies in Land Resources and holds a B.A. in Economics from the University of Wisconsin—Madison.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation for fiscal 2015 and 2014 of Sajan’s Chief Executive Officer and other executive officers.

Name and Principal Position	Year	Salary	Option Awards (3)	Non-Equity Incentive Plan Compensation	All Other Compensation		Total

Shannon Zimmerman	2015	$185,000	$-	$25,766	$11,365	(4)	$222,131
President and Chief Executive Officer	2014	$185,000	$-	$52,240	$10,015	(5)	$247,255
Thomas P. Skiba	2015	$182,000	$-	$20,278	$4,067	(6)	$206,345
Chief Financial Officer	2014	$182,000	$52,314	$34,262	$5,615	(7)	$274,191
Paul P. Rome	2015	$96,811	$76,968	$-	$5,578	(8)	$179,357
Chief Operating Officer(1)
Angela (Angel) Zimmerman	2015	$88,638	$-	$14,777	$38,504	(9)	$137,336
Former Chief Operating Officer(2)	2014	$159,120	$-	$29,955	$14,680	(10)	$203,266

(1)	Mr. Rome started with the Company on June 8, 2015.

(2)	Ms. Zimmerman retired from employment with the Company on July 15, 2015. She served as a non-employee in a consulting capacity for three months following her retirement, acting as an advisor to the Chief Executive Officer and new Chief Operating Officer in order to assure an orderly transition of the Chief Operating Officer position.

(3)	Reflects the aggregate full grant date value as determined under ASC Topic 718 – Compensation – Stock Compensation. Refer to “Note 2 – Stock-Based Compensation” in the audited financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2015 for a discussion of the assumptions used in calculating the award amount.

(4)	Figure includes $7,400 in employer-paid retirement contributions and $3,966 for benefits.

(5)	Figure includes $7,400 in employer-paid retirement contributions and $2,615 for benefits.

(6)	Figure includes $4,067 in benefits.

(7)	Figure includes $5,615 in benefits.

(8)	Figure includes $2,917 in employer-paid retirement contributions and $2,662 in benefits.

(9)	Figure includes $25,000 in non-employee consulting fees, $4,583 in non-employee director compensation, $3,545 in employer-paid retirement contributions and $5,376 in benefits, which includes health insurance coverage for Mr. Zimmerman.

(10)	Figure includes $6,365 in employer-paid retirement contributions, $8,315 in benefits, which includes health insurance coverage for Mr. Zimmerman.

Outstanding Equity Awards at Fiscal Year End 2015

There were no unexercised options that were held at December 31, 2015 by either Shannon or Angela Zimmerman.

		OPTION AWARDS
Name and Position	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Thomas P. Skiba	8/29/2013 (1)	31,250	31,250	$5.12	8/29/2023
Chief Financial Officer	9/15/2014(2)	3,125	9,375	$5.32	9/15/2024
Paul P. Rome	6/12/2015(3)	-	18,000	$5.81	6/12/2025
Chief Operating Officer

(1)	This option becomes exercisable in four equal installments of 15,625 shares on 9/1/14, 9/1/15, 9/1/16 and 9/1/17.

(2)	This option becomes exercisable in four equal installments of 3,125 shares on 9/15/15, 9/15/16, 9/15/17, and 9/15/18.

(3)	This option becomes exercisable in four equal installments of 4,500 shares on each of 6/1/16, 6/1/17, 6/1/18, and 6/1/19.

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Employee Benefit Plans

2014 Equity Incentive Plan. Our 2014 Equity Incentive Plan (the “2014 Incentive Plan”), adopted by our stockholders on June 12, 2014 allows our Board, or a committee of the Board, to grant awards to our employees (including our named executive officers), directors, or consultants of the Company and its affiliates. The awards may take the form of incentive stock options, non-qualified stock options, restricted stock awards, restricted stock units, performance awards, or stock appreciation rights.

2004 Amended and Restated Long-Term Incentive Plan. Prior to adopting the 2014 Incentive Plan, the Company awarded equity incentives to its employees under our 2004 Amended and Restated Long-Term Incentive Plan (the “2004 Incentive Plan”). Our 2004 Incentive Plan allowed our Board, or a committee of the Board, to grant awards to our employees (including our named executive officers), directors, or consultants of the Company and its affiliates. The awards could take the form of qualified or non-qualified incentive stock options, non-qualified stock options, restricted stock awards, restricted stock units, performance awards, stock appreciation rights, shares of restricted stock, other stock-based awards or cash-based awards. As of June 12, 2014, no further awards are granted pursuant to the 2004 Incentive Plan.

Retirement Savings Plans. Sajan maintains an employee benefit plan qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended. At the discretion of the Board, the Company may make discretionary profit-sharing contributions into the 401(k) plan for all eligible employees, including our named executive officers. The Company will make matching contributions equal to each participant’s contribution, up to a maximum matching contribution of 4% of each participant’s compensation. For the year ended December 31, 2015, the Company’s matching contributions totaled $218,662.

2015 Short-Term Incentive Plan. On December 10, 2014, the Compensation Committee approved the Sajan Short-Term Incentive Plan for fiscal year 2015 (the “2015 Short Term Plan”) covering Sajan employees, including the Chief Executive Officer, Chief Financial Officer and Chief Operating Officer. The aggregate amount available for quarterly distribution under the 2015 Short Term Plan was based on the Company’s 2015 quarterly actual adjusted EBITDA. Under the 2015 Short Term Plan, the Chief Executive Officer was eligible to earn incentive compensation of up to 75% of his quarterly compensation for each quarter of fiscal year 2015, the Chief Financial Officer was eligible to earn incentive compensation of up to 60% of his quarterly compensation for the same quarters, and the Chief Operating Officer was eligible to earn incentive compensation of up to 50% of her or his quarterly compensation for the same quarters. The amount earned by the Chief Executive Officer, the Chief Financial Officer, Angela Zimmerman, the Chief Operating Officer until June 8, 2015, and Paul Rome, the Chief Operating Officer starting on June 8, 2015, pursuant to the 2015 Short Term Plan was $25,766, $20,278, $14,770, and $0, respectively.

2014 Short-Term Incentive Plan. On March 27, 2014, the Compensation Committee approved the Sajan Short-Term Incentive Plan for fiscal year 2014 (the “2014 Short Term Plan”) covering Sajan employees, including the Chief Executive Officer, Chief Financial Officer and Chief Operating Officer. The aggregate amount available for quarterly distribution under the 2014 Short Term Plan was based on the Company’s 2014 quarterly actual adjusted EBITDA. Under the 2014 Short Term Plan, the Chief Executive Officer was eligible to earn incentive compensation of up to 75% of his quarterly compensation for each quarter of fiscal year 2014 and both the Chief Operating Officer and Chief Financial Officer were eligible to earn incentive compensation of up to 50% of their quarterly compensation for the same quarters. The amount earned by the by the Chief Executive Officer, the Chief Financial Officer and Chief Operating Officer pursuant to the 2014 Short Term Plan was $47,590, $31,212 and $27,289, respectively.

Employment and Change-in-Control Agreements

Under the employment agreement between Shannon Zimmerman and Sajan, dated May 19, 2006, as amended February 1, 2010, Mr. Zimmerman receives an annual base salary of $185,000. The employment agreement requires us to pay severance in an amount equal to the then-current annual salary upon termination of employment by the Company other than for cause or upon termination of employment by the employee for the Company’s breach. The employment agreement contains confidentiality, invention assignment, non-solicitation and non-competition provisions.

On August 20, 2013, the Company entered into an employment agreement with Tom Skiba. Under the employment agreement, as amended March 9, 2015, Mr. Skiba receives an annual base salary of $182,000. Mr. Skiba will be eligible to receive bonus payments from time to time, in an amount determined in the sole discretion of the Compensation Committee of the Company’s Board of Directors. In addition, Mr. Skiba was granted stock options to purchase 62,500 shares of the Company’s common stock pursuant to the Company’s 2004 Incentive Plan. The stock options are exercisable at 100% of the fair market value of the Company’s common stock on the date of grant, vest in equal installments on each of September 1, 2014, 2015, 2016 and 2017 and expire 10 years from the date of the grant. Upon a Change of Control (as such term is defined in the 2004 Incentive Plan), all unvested stock options will become vested. Under the employment agreement, Mr. Skiba is subject to traditional confidentiality, non-competition and employee non-solicitation restrictions during the term of his employment with the Company and for one year following his termination of employment with the Company for any reason. The employment agreement may be terminated by either party upon three months’ written notice. In the event the Company terminates Mr. Skiba’s employment for any reason not constituting Cause or Mr. Skiba terminates his employment for Good Reason (as such terms are defined in the Employment Agreement), the Company will pay his base salary through the date of termination and will provide the following benefits: (i) severance pay equal to twelve months of his ending base salary and (ii) immediate vesting of all stock options that are due to be vested within twelve months from the date of termination.

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Pursuant to Mr. Rome’s offer letter, dated May 14, 2015, Mr. Rome receives an annual base salary of $175,000 and was eligible to participate in the Company’s Short-Term Incentive Plan, pursuant to which Mr. Rome was eligible to earn a maximum bonus equal to fifty percent of his eligible quarterly earnings based on the Company’s quarterly EBITDA goals. In addition, on June 8, 2015 Mr. Rome received stock options to purchase 18,000 shares of the Company’s common stock pursuant to the Company’s 2014 Equity Incentive Plan. The stock options are exercisable at 100% of the fair market value of the Company’s common stock on the date of grant, vest in equal installments on the first four anniversaries of the date of the grant and expire 10 years from the date of the grant.

On June 8, 2015, Ms. Zimmerman retired from her position as Chief Operating Officer. She continued to serve as a full-time employee until July 15, 2015, and then served as a non-employee in a consulting capacity for three months, acting as an advisor to the Chief Executive Officer and new Chief Operating Officer in order to assure an orderly transition of the Chief Operating Officer position. Under the employment agreement between Angela Zimmerman and Sajan, dated May 19, 2006, as amended February 1, 2010, Ms. Zimmerman initially received an annual base salary of $110,000. Ms. Zimmerman’s annual base salary was subsequently increased by the Board, and was last set at an annual base salary of $159,120. The employment agreement required us to pay severance in an amount equal to the then-current annual salary upon termination of employment by the Company other than for cause or upon termination of employment by the employee for the Company’s breach. The employment agreement contained confidentiality, invention assignment, non-solicitation and non-competition provisions.

2015 Say on Pay Results

At our annual meeting of stockholders held June 11, 2015, our stockholders had the opportunity to cast a non-binding advisory vote on the compensation of our named executive officers. Approximately 96% of the shares voted on this proposal at the meeting approved the named executive officer’s compensation. The Board and the Compensation Committee welcomed this feedback and intend to continue their practice of linking Company performance with executive compensation decisions in order to maximize long-term stockholder value.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes equity securities authorized for issuance under our equity compensation plans as of December 31, 2015:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(2)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in First column)
Equity compensation plans approved by stockholders(1)	410,326	$4.92	269,500
Equity compensation plans not approved by stockholders	-	N/A	-
Total	410,326	$4.92	269,500

(1)	Consists of the 2004 Incentive Plan and the 2014 Incentive Plan.

(2)	Warrants to purchase 20,654 shares of Company common stock also remain outstanding. These warrants were not issued as part of an equity compensation plan and are not reflected in this table.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Sajan is a party to three office lease agreements with River Valley Business Center, LLC (“RVBC”). RVBC owns a two-story commercial office building located near River Falls, Wisconsin. RVBC is owned and operated by Shannon Zimmerman and Angela Zimmerman, both of whom are directors and significant stockholders of Sajan. In addition, Mr. Zimmerman is currently and Ms. Zimmerman was for part of fiscal year 2015 executive officers of Sajan. Under the terms of a lease agreement dated February 1, 2010, Sajan leases 12,000 square feet of space which comprises the entire second floor of the building, and pays monthly rent of approximately $19,000. Under the terms of a lease agreement dated February 1, 2010, Sajan leases an additional 4,100 square feet of space which comprises a portion of the first floor of the building and pays monthly rent of approximately $6,500. Under the terms of a lease agreement effective February 28, 2012, Sajan leases an additional 3,850 square feet of space which comprises a portion of the first floor of the building and pays monthly rent of approximately $5,000. All three of these leases will expire on January 31, 2017. Sajan may not assign any of the lease agreements without the prior written consent of RVBC. In the lease agreements, Sajan granted RVBC a security interest in all goods, chattels, fixtures and personal property of Sajan located in the premises to secure rents and other amounts that may be due under the lease agreements. Management of Sajan believes, based on an informal assessment conducted by a commercial real estate agent familiar with commercial properties in the River Falls, Wisconsin area, that the rent paid for the leased premises is competitive with rents paid for similar commercial office space in the River Falls, Wisconsin market. The foregoing lease agreements were authorized by the disinterested members of the Board.

In February 2010, Shannon Zimmerman and Angela Zimmerman received a promissory note from the Company in the aggregate principal amount of $1.0 million in lieu of $1.0 million of cash consideration. The interest rate on this note was 8%. This note was amended on February 22, 2011 to provide for the immediate payment of $250,000 plus accrued interest and to extend the payment date for the remaining principal of $750,000 until August 23, 2012. On March 26, 2012, this note was again amended to extend the payment date for the $750,000 principal amount until August 23, 2013 and, on March 21, 2013, this note was again amended to further extend the payment date for the $750,000 principal amount until August 23, 2015. On August 20, 2015, the note payable, including accrued interest of $8,000, was paid in full.

Lori Bechtel is the sister of Angela Zimmerman and the sister-in-law of Shannon Zimmerman, and is currently employed as the Company’s Vice President, Corporate Controller. During fiscal year 2015, Ms. Bechtel earned $118,965 as base salary, $4,290 as bonus compensation, and $13,940 in employer-paid retirement contributions and benefits. During fiscal year 2014, Ms. Bechtel earned $115,500 as base salary, $8,697 as bonus compensation, and $12,935 in employer-paid retirement contributions and benefits. Ms. Bechtel was also granted options to purchase 1,000 shares of common stock, with a grant date fair value of $4.19 per share.

Joe Bechtel is the husband of Lori Bechtel and the brother-in-law of Angela Zimmerman, and is currently employed as the Company’s Vice President of Global Operations. During fiscal year 2015, Mr. Bechtel earned $136,000 as base salary, $6,252 as bonus compensation, and $6,459 in employer-paid retirement contributions and benefits. During fiscal year 2014, Mr. Bechtel earned $132,000 as base salary, $9,940 as bonus compensation, and $7,895 in employer-paid retirement contributions and benefits. Mr. Bechtel was also granted options to purchase 1,000 shares of common stock, with a grant date fair value of $4.19 per share.

All ongoing and future transactions between us and any of our officers or directors or their respective affiliates, including loans made to the Company by our officers or directors, will be on terms believed by us to be no less favorable than are available from unaffiliated third parties and such transactions or loans, including any forgiveness of loans, will require prior approval in each instance by a majority of our “independent” directors or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel.

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AUDIT COMMITTEE REPORT

Management is responsible for Sajan's financial reporting process, including the system of internal controls, and for preparing Sajan's consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. Our independent registered public accounting firm is responsible for auditing those consolidated financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America. The Audit Committee's responsibility is to monitor and review these processes. The members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by Sajan's management and the independent registered public accounting firm.

During 2015, the Audit Committee, consisting of Benno Sand (chairman), Michael Rogers and Benjamin Allen, held four meetings. The meetings were designed to, among other things, facilitate and encourage communication among the Audit Committee, management and Sajan's independent registered public accounting firm, Grant Thornton LLP (“Grant Thornton”). The Audit Committee discussed with Grant Thornton the overall scope and plans for its 2015 audit. The Audit Committee met with Grant Thornton, with and without management present, to discuss the results of its examinations and its evaluations of Sajan's system of internal controls.

During the meetings held in 2015, the Audit Committee reviewed and discussed, among other things:

•	Financial statements, Quarterly Reports on Form 10-Q and the Annual Report on Form 10-K, and reports from the independent registered public accounting firm;

•	Recent accounting pronouncements and the Company’s significant accounting policies;

•	Disclosure controls and internal controls over financial reporting;

•	Engagement of its independent registered public accounting firm.

In February and March 2016, the Audit Committee reviewed and discussed the 2015 audited consolidated financial statements and notes to the consolidated financial statements for inclusion in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015 with management and Grant Thornton, including a discussion of the application of accounting principles generally accepted in the United States, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements. The Audit Committee also has discussed with our independent registered public accounting firm the firm's independence from management, including whether the provision of non-audit services is compatible with maintaining the firm's independence, and matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent account's independence.

Based on this review and prior discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that Sajan’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filing with the SEC.

Audit Committee

Benno G. Sand, Chairman
Michael W. Rogers
Benjamin F. Allen

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STOCKHOLDER PROPOSALS AND
DISCRETIONARY PROXY VOTING AUTHORITY

Any stockholder desiring to submit a proposal for action by the stockholders at the next annual stockholders’ meeting, which will be the 2017 annual meeting, must submit that proposal in writing to the Secretary of the Company at the Company’s corporate headquarters no later than December 28, 2016, approximately 120 days prior to the one-year anniversary of the mailing of this Proxy Statement, to have the proposal included in the Company’s proxy statement for that meeting. Due to the complexity of the respective rights of the stockholders and the Company in this area, any stockholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. The Company suggests that any such proposal be submitted by certified mail, return-receipt requested.

Rule 14a-4 promulgated under the Securities Exchange Act of 1934 governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in the Company’s proxy statement. Rule 14a-4 provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter.

With respect to the Company’s 2017 annual meeting, if the Company is not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company’s proxy statement, by March 13, 2017, the management proxies will be allowed to use their discretionary authority as outlined above.

By Order of the Board of Directors:

/s/ Shannon Zimmerman

Chairman of the Board of Directors, Chief Executive Officer and President

Dated: April 27, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2016
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 9, 2016.

The notice, proxy statement, form of proxy, and Annual Report on Form 10-K are available on the Investor Relations section of the Sajan, Inc. website at http://www.sajan.com/company/investor-relations/.

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Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

Please detach here

The Board of Directors Recommends a Vote "FOR" Proposals 1, 2 and 3.

1. Proposal to elect six directors to the Board of Directors.

01 Shannon Zimmerman 03 Benjamin Allen 05 Benno Sand
02 Angela Zimmerman 04 Michael Rogers 06 Thomas Magne

☐ Vote FOR all nominees (except as marked) ☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Proposal to ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for fiscal 2016. ☐ For ☐ Against ☐ Abstain

3. To approve, on a non-binding and advisory basis, named executive officer compensation. ☐ For ☐ Against ☐ Abstain

NOTE: In their discretion, the proxies are authorized to vote on any other business properly brought before the meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

Address Change? Mark box, sign, and indicate changes below: ☐

Date ____________________

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

SAJAN, INC.

ANNUAL MEETING OF STOCKHOLDERS

Thursday, June 9, 2016
1:00 p.m.

Sajan, Inc.
625 Whitetail Boulevard
River Falls, WI 54022

Sajan, Inc.
625 Whitetail Boulevard
River Falls, WI 54022

proxy

This proxy is solicited by the Board of Directors.

The undersigned, a stockholder of Sajan, Inc., hereby appoints Mr. Shannon Zimmerman and Mr. Michael Rogers, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of Stockholders of Sajan, Inc. to be held at the Sajan corporate offices, 625 Whitetail Boulevard, River Falls, Wisconsin (at the intersection of South U.S. Highway 35 and Whitetail Boulevard), on June 9, 2016 at 1:00 p.m. local time, and at any and all adjournment or postponement thereof, with all the powers which the undersigned would possess if personally present.

When properly executed, the appointed proxies will vote this proxy on the proposals set forth herein as directed by the stockholder, but if no direction is made in the space provided, this proxy will be voted **FOR** the election of all nominees for director, **FOR** the ratification of Grant Thornton LLP's appointment as our independent registered public accounting firm for fiscal 2016, **FOR** the approval on a non-binding and advisory basis of named executive officer compensation, and in their discretion upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting of Stockholders.

See reverse for voting instructions.